UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109
(Name and address of agent for service)

1-800-773-9665
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT
March 31, 2022

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

SHAREHOLDER LETTER
(Unaudited)

May 20, 2022
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 33rd Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 33rd anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (March 31, 2022)(1)
The annualized average total returns of the Blue Chip Fund and S&P 500® Index for the 1-year, 5-year, and 10-year periods through March 31, 2022 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	4.00%	16.43%	11.77%
S&P 500® Index(2)	15.65%	15.99%	14.64%

The Reynolds Blue Chip Growth Fund’s return was -9.61% and the S&P 500® Index's return was -4.60% in the three months ended March 31, 2022.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The S&P 500® Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. It is not possible to invest directly in an index.

____________

As stated in the Prospectus dated January 31, 2022, the expense ratio of the Fund is 1.85%.  Reynolds Capital Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary items) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 2.00%.
____________
Web Site
Our website is www.reynoldsfunds.com. On our website, you can access current information about your investment holdings. You must first request a personal identification number (“PIN”) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Blue Chip Fund net asset value. Additional information available (PIN not needed) includes the top ten holdings, industry percentages, and quarterly updates of the returns of the Blue Chip Fund.

The Coronavirus
Economic growth strengthened significantly in the last twenty two months after being weak in the Spring of 2020 due to the coronavirus. Much knowledge has been gained and much progress has been made regarding this virus. For example: (1) medical supplies have substantially increased, (2) much has been learned about treatment, (3) there have been important breakthroughs regarding antibodies, antivirals and vaccines, (4) we have FDA approvals of vaccines and antibody treatments, and (5) a very substantial number of vaccinations have been done. Monetary and fiscal stimulus have been very strong to counter the economic effects of the virus. However, the stimulus is now slowing down.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 ended in the first quarter of 2020 due to effects caused by the coronavirus. The economy then began a recovery starting in the summer of 2020. The economy had been helped by among other things: (1) very strong government stimulus spending, (2) a very accommodative Federal Reserve, (3) improved consumer confidence, and (4) a strong housing market. The U.S economy has recently been negatively affected by supply chain constraints partially caused by the coronavirus in China and the war in Ukraine. The U.S. economy is forecast to slow down as the Federal Reserve has begun raising interest rates and reducing stimulus to the economy to reduce Inflation. U.S. Gross Domestic Product (“GDP”) increased 5.7% in 2021, decreased -3.4% in 2020, and increased 2.2% in 2019. GDP is estimated to have decreased at an inflation-adjusted annual rate of -1.9% in the quarter ended March 31, 2022 after increasing 6.9% in the quarter ended December 31, 2021. GDP is forecast to increase 1.2% in the quarter ended June 30, 2022. GDP is forecast to increase 2.8% in calendar 2022.

U.S. inflation, as measured by the Consumer Price Index, increased 4.7 % in 2021, 1.2% in 2020, and 1.8% in 2019. Inflation increased at an annualized rate of 8.0% in the quarter ended March 31, 2022 after increasing at an annualized rate of 6.7 % in the quarter ended December 31, 2021. Inflation is forecasted to increase at an annualized rate of 7.9 % in the quarter ended June 30, 2022. Inflation is estimated to increase 7.3% for the year ended December 31, 2022.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Sector Breakdown(1)(2)(3) as of March 31, 2022

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

(3)	Percentages are based on net assets.

Low Long-Term Interest Rates are a Positive for Stock Valuations
Long-term U.S. interest rates are at lower than normal levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence.

(2)	Long-term borrowing costs of individuals are lower which usually increases consumer confidence.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest rates are low.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Statements summarizing the Blue Chip Fund accounts held by a shareholder are sent quarterly. In addition, Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund ($50 minimum) at periodic intervals to make automatic purchases. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund as often as monthly and send a check to you or transfer funds to your bank account.

NASDAQ symbol: Reynolds Blue Chip Growth Fund – RBCGX

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Blue Chip Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund is No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund is No-Load as it does not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller and medium capitalization companies, which involve additional risks such as limited liquidity and greater price volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, High Portfolio Turnover Risk and Liquidity Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2022.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at www.reynoldsfunds.com and on the website of the Commission at http://www.sec.gov no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the website of the Commission at http://www.sec.gov.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665.

Distributed by Foreside Fund Services, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	3/31/22	10/1/21	3/31/22	10/1/21-3/31/22(1)
Actual Expenses(2)	1.82%	$1,000.00	$ 954.60	$8.87
Hypothetical Example for Comparison Purposes
(5% return before expenses)	1.82%	$1,000.00	$1,015.82	$9.15

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual return of -4.54% for the six month-period ended March 31, 2022.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $45,584,328)	$66,263,263
Receivable from investments sold	5,536,834
Receivable from shareholders for purchases	44,110
Dividends and interest receivable	31,044
Prepaid expenses	98,420
Total assets	71,973,671

LIABILITIES:
Payable for investments purchased	852,529
Payable to shareholders for redemptions	12,980
Payable to adviser for management fees	58,407
Payable for distribution and service fees	6,702
Other liabilities	63,309
Total liabilities	993,927
NET ASSETS	$70,979,744

NET ASSETS CONSIST OF:
Capital stock, $0.01 par value; 40,000,000 shares authorized; 1,230,548 shares outstanding	$53,001,743
Distributable earnings	17,978,001
Net assets	$70,979,744

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($70,979,744 ÷ 1,230,548 shares outstanding)	$57.68

SCHEDULE OF INVESTMENTS
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 89.7%
Aerospace & Defense — 0.2%
General Dynamics Corp.	600	$144,708

Air Freight & Logistics — 0.2%
FedEx Corp.	300	69,417
GXO Logistics, Inc. (n)	800	57,072
		126,489
Airlines — 0.7%
American Airlines Group, Inc. (n)	2,000	36,500
Delta Air Lines, Inc. (n)	1,900	75,183
Hawaiian Holdings, Inc. (n)	1,000	19,700
Southwest Airlines Company (n)	3,100	141,980
United Airlines Holdings, Inc. (n)	4,300	199,348
		472,711
Automobiles — 3.8%
Tesla, Inc. (n)	2,500	2,694,000

Banks — 0.1%
JPMorgan Chase & Company	400	54,528

Beverages — 0.3%
Constellation Brands, Inc., Class A	500	115,160
Monster Beverage Corp. (n)	700	55,930
PepsiCo, Inc.	300	50,214
		221,304
Biotechnology — 2.2%
AbbVie, Inc.	2,300	372,853
Amgen, Inc.	1,950	471,549
BeiGene Ltd. — ADR (n)	200	37,720
Biogen, Inc. (n)	350	73,710
Incyte Corp. (n)	400	31,768

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)
Biotechnology — 2.2% (Continued)
Mirati Therapeutics, Inc. (n)	500	$41,110
Moderna, Inc. (n)	1,100	189,486
Regeneron Pharmaceuticals, Inc. (n)	300	209,526
TG Therapeutics, Inc. (n)	1,200	11,412
Vertex Pharmaceuticals, Inc. (n)	400	104,388
Vir Biotechnology, Inc. (n)	1,200	30,864
		1,574,386
Capital Markets — 1.7%
Ameriprise Financial, Inc.	200	60,072
Blackstone, Inc.	1,500	190,410
The Charles Schwab Corp.	3,300	278,223
The Goldman Sachs Group, Inc.	300	99,030
Interactive Brokers Group, Inc., Class A	700	46,137
Morgan Stanley	4,300	375,820
Robinhood Markets, Inc., Class A (n)	2,800	37,828
T. Rowe Price Group, Inc.	750	113,392
		1,200,912
Chemicals — 0.3%
Air Products and Chemicals, Inc.	250	62,477
Albemarle Corp.	200	44,230
CF Industries Holdings, Inc.	500	51,530
The Mosaic Company	900	59,850
		218,087
Commercial Services & Supplies — 0.4%
Cintas Corp.	100	42,539
Copart, Inc. (n)	1,100	138,017
Waste Connections, Inc.	600	83,820
		264,376
Communications Equipment — 0.3%
Cisco Systems, Inc.	900	50,184
Motorola Solutions, Inc.	450	108,990
Ubiquiti, Inc.	300	87,348
		246,522
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B (n)	2,650	935,212

Electrical Equipment — 0.0%
Sunrun, Inc. (n)	1,100	33,407

Electronic Equipment,
Instruments & Components — 0.2%
Amphenol Corp., Class A	600	45,210
Cognex Corp.	800	61,720
		106,930
Energy Equipment & Services — 0.1%
Schlumberger N.V.	2,000	82,620

Entertainment — 2.6%
Netflix, Inc. (n)	3,600	1,348,524
The Walt Disney Company (n)	3,700	507,492
		1,856,016
Food & Staples Retailing — 8.0%
Costco Wholesale Corp.	6,250	3,599,063
Walmart, Inc.	14,050	2,092,326
		5,691,389
Food Products — 0.1%
The Hershey Company	300	64,989

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	2,100	248,556
Align Technology, Inc. (n)	200	87,200
Becton, Dickinson and Company	200	53,200
Edwards Lifesciences Corp. (n)	900	105,948
IDEXX Laboratories, Inc. (n)	150	82,059
Intuitive Surgical, Inc. (n)	2,400	724,032
Tandem Diabetes Care, Inc. (n)	800	93,032
		1,394,027
Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	1,400	216,594
Cardinal Health, Inc.	2,100	119,070
CVS Health Corp.	700	70,847
DaVita, Inc. (n)	600	67,866
Humana, Inc.	600	261,102
McKesson Corp.	400	122,452
UnitedHealth Group, Inc.	400	203,988
		1,061,919
Health Care Technology — 0.1%
Digital World Acquisition Corp. (n)	500	32,255
Teladoc Health, Inc. (n)	236	17,023
		49,278
Hotels, Restaurants & Leisure — 4.6%
Booking Holdings, Inc. (n)	300	704,535
Chipotle Mexican Grill, Inc. (n)	550	870,116
Dine Brands Global, Inc.	600	46,770
Domino’s Pizza, Inc.	100	40,701
Dutch Bros, Inc., Class A (n)	900	49,743
Expedia Group, Inc. (n)	1,550	303,289
Hilton Worldwide Holdings, Inc. (n)	300	45,522
Hyatt Hotels Corp., Class A (n)	600	57,270
Jack in the Box, Inc.	300	28,023

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)
Hotels, Restaurants
& Leisure — 4.6% (Continued)
Las Vegas Sands Corp. (n)	1,400	$54,418
Marriott International, Inc., Class A (n)	900	158,175
McDonald’s Corp.	1,800	445,104
MGM Resorts International	1,400	58,716
Starbucks Corp.	3,900	354,783
Wynn Resorts Ltd. (n)	900	71,766
		3,288,931
Household Durables — 0.0%
Sonos, Inc. (n)	500	14,110

Household Products — 0.1%
Colgate-Palmolive Company	700	53,081

Insurance — 0.0%
Cincinnati Financial Corp.	200	27,192

Interactive Media & Services — 12.2%
Alphabet, Inc., Class A (n)	1,500	4,172,025
Alphabet, Inc., Class C (n)	950	2,653,340
Match Group, Inc. (n)	500	54,370
Meta Platforms, Inc., Class A (n)	7,300	1,623,228
Tencent Holdings Ltd. — ADR	700	32,494
TripAdvisor, Inc. (n)	1,700	46,104
Twitter, Inc. (n)	1,200	46,428
ZoomInfo Technologies, Inc. (n)	800	47,792
		8,675,781
Internet & Direct Marketing Retail — 8.4%
Amazon.com, Inc. (n)	1,800	5,867,910
eBay, Inc.	1,700	97,342
		5,965,252
IT Services — 3.4%
Affirm Holdings, Inc. (n)	1,400	64,792
Akamai Technologies, Inc. (n)	400	47,756
Automatic Data Processing, Inc.	2,400	546,096
Fiserv, Inc. (n)	400	40,560
Gartner, Inc. (n)	200	59,492
Jack Henry & Associates, Inc.	450	88,672
Mastercard, Inc., Class A	1,300	464,594
MongoDB, Inc. (n)	150	66,538
Paychex, Inc.	1,400	191,058
Snowflake, Inc., Class A (n)	300	68,739
VeriSign, Inc. (n)	500	111,230
Visa, Inc., Class A	3,150	698,576
		2,448,103
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	400	52,932
Repligen Corp. (n)	200	37,618
Thermo Fisher Scientific, Inc.	300	177,195
		267,745
Machinery — 0.1%
Deere & Company	100	41,546

Media — 0.1%
Nexstar Media Group, Inc., Class A	250	47,120
Paramount Global, Class B	1,100	41,591
		88,711
Metals & Mining — 0.2%
Cleveland-Cliffs, Inc. (n)	1,600	51,536
Freeport-McMoRan, Inc.	700	34,818
Newmont Corp.	500	39,725
		126,079
Multiline Retail — 1.4%
Dollar General Corp.	2,200	489,786
Dollar Tree, Inc. (n)	2,000	320,300
Macy’s, Inc.	3,400	82,824
Nordstrom, Inc.	2,700	73,197
		966,107
Oil, Gas & Consumable Fuels — 0.5%
APA Corp.	1,200	49,596
Continental Resources, Inc.	900	55,197
Exxon Mobil Corp.	600	49,554
ONEOK, Inc.	800	56,504
Peabody Energy Corp. (n)	700	17,171
Range Resources Corp. (n)	1,600	48,608
Suncor Energy, Inc.	1,400	45,626
Texas Pacific Land Corp.	50	67,606
		389,862
Pharmaceuticals — 1.2%
Bristol-Myers Squibb Company	2,100	153,363
Eli Lilly & Company	850	243,415
Johnson & Johnson	1,100	194,953
Merck & Company, Inc.	800	65,640
Novartis AG — ADR	600	52,650
Pfizer, Inc.	3,000	155,310
Viatris, Inc.	0	0
		865,331
Professional Services — 0.3%
Equifax, Inc.	200	47,420
Jacobs Engineering Group, Inc.	300	41,343
Verisk Analytics, Inc.	600	128,778
		217,541

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)
Road & Rail — 0.2%
Union Pacific Corp.	600	$163,926

Semiconductors &
Semiconductor Equipment — 7.1%
Advanced Micro Devices, Inc. (n)	1,206	131,864
Analog Devices, Inc.	700	115,626
Broadcom, Inc.	300	188,904
Entegris, Inc.	300	39,378
First Solar, Inc. (n)	700	58,618
Lattice Semiconductor Corp. (n)	900	54,855
Marvell Technology, Inc.	7,100	509,141
NVIDIA Corp.	11,150	3,042,389
NXP Semiconductors N.V.	900	166,572
ON Semiconductor Corp. (n)	700	43,827
QUALCOMM, Inc.	4,150	634,203
Skyworks Solutions, Inc.	400	53,312
Texas Instruments, Inc.	50	9,174
		5,047,863

Software — 10.2%
Adobe, Inc. (n)	1,000	455,620
ANSYS, Inc. (n)	150	47,647
Aspen Technology, Inc. (n)	300	49,611
Box, Inc., Class A (n)	2,000	58,120
Check Point Software Technologies Ltd. (n)	300	41,478
Crowdstrike Holdings, Inc., Class A (n)	850	193,018
CyberArk Software Ltd. (n)	300	50,625
Datadog, Inc., Class A (n)	700	106,029
DocuSign, Inc. (n)	1,400	149,968
Fortinet, Inc. (n)	500	170,870
Intuit, Inc.	500	240,420
Microsoft Corp.	8,950	2,759,374
MicroStrategy, Inc., Class A (n)	150	72,948
Oracle Corp.	5,600	463,288
Palantir Technologies, Inc., Class A (n)	6,400	87,872
Palo Alto Networks, Inc. (n)	900	560,259
Paycom Software, Inc. (n)	150	51,957
Paylocity Holding Corp. (n)	250	51,443
Salesforce.com, Inc. (n)	4,750	1,008,520
Splunk, Inc. (n)	400	59,444
The Trade Desk, Inc., Class A (n)	900	62,325
Unity Software, Inc. (n)	900	89,289
VMware, Inc., Class A	1,586	180,598
Workday, Inc., Class A (n)	450	107,757
Zscaler, Inc. (n)	450	108,576
		7,227,056
Specialty Retail — 5.4%
AutoZone, Inc. (n)	200	408,916
Best Buy Company, Inc.	9,900	899,910
The Home Depot, Inc.	2,150	643,559
Lowe’s Companies, Inc.	4,150	839,089
RH (n)	1,600	521,744
Ross Stores, Inc.	1,700	153,782
The TJX Companies, Inc.	4,800	290,784
Tractor Supply Company	200	46,674
		3,804,458
Technology Hardware,
Storage & Peripherals — 5.7%
Apple, Inc.	23,200	4,050,952

Textiles, Apparel & Luxury Goods — 1.7%
Lululemon Athletica, Inc. (n)	1,900	693,937
NIKE, Inc., Class B	3,950	531,512
		1,225,449
Trading Companies & Distributors — 0.2%
Fastenal Company	700	41,580
United Rentals, Inc. (n)	200	71,042
		112,622
Water Utilities — 0.1%
American Water Works Company, Inc.	300	49,659

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. (n)	500	64,175
TOTAL COMMON STOCKS
(cost $42,996,407)		63,675,342

RIGHTS — 0.0%
Biotechnology — 0.0%
Achillion Pharmaceuticals, Inc. (f) (n)	3,000	0
TOTAL RIGHTS
(cost $0)		0

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS — 3.7%
First American Government Obligations
Fund, Class X, 0.19% (y)	2,587,921	$2,587,921
TOTAL MONEY MARKET FUNDS
(cost $2,587,921)		2,587,921
TOTAL INVESTMENTS — 93.4%
(cost $45,584,328)		66,263,263
Other assets and liabilities, net — 6.6%		4,716,481
TOTAL NET ASSETS — 100.0%		$70,979,744

Percentages for the various classifications are based on net assets.
(f) –	Security valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Value determined using significant unobservable inputs. See Note (1)(a) in the Notes to Financial Statements.
(n) –	Non-income producing security.
(y) –	Rate shown is the 7-day effective yield as of March 31, 2022.
ADR –	American Depositary Receipt

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $341)	$277,250
Interest	793
Total investment income	278,043

EXPENSES:
Management fees (See Note 2)	380,466
Administration fees and expenses	47,659
Transfer agent fees and expenses	43,961
Distribution and service fees	43,822
Insurance expense	31,860
Shareholder servicing fees	25,633
Professional fees and expenses	24,597
Accounting fees and expenses	21,513
Registration fees	16,511
Chief Compliance Officer fees	14,111
Board of Directors fees	13,961
Custodian fees and expenses	13,160
Printing and postage expenses	8,220
Other expenses	6,729
Total expenses	692,203
NET INVESTMENT LOSS	(414,160)
NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(32,526)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(2,801,581)
NET LOSS ON INVESTMENTS	(2,834,107)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,248,267)

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2022 (Unaudited) and For the Year Ended September 30, 2021

	2022	2021
OPERATIONS:
Net investment loss	$(414,160)	$(953,437)
Net realized gain (loss) on investments and foreign currency transactions	(32,526)	19,457,523
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,801,581)	(2,731,204)
Net increase (decrease) in net assets resulting from operations	(3,248,267)	15,772,882
DISTRIBUTIONS TO SHAREHOLDERS	(17,990,953)	(6,765,323)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (20,879 and 30,283 shares, respectively)	1,270,227	2,212,679
Net asset value of shares issued in distributions reinvested (274,428 and 95,662 shares, respectively)	17,566,156	6,601,644
Cost of shares redeemed (70,938 and 116,289 shares, respectively)	(4,608,855)	(8,548,258)
Net increase in net assets derived from Fund share activities	14,227,528	266,065
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,011,692)	9,273,624
NET ASSETS AT THE BEGINNING OF THE PERIOD	77,991,436	68,717,812
NET ASSETS AT THE END OF THE PERIOD	$70,979,744	$77,991,436

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

	For the Six
	Months Ended
	March 31, 2022	Year Ended September 30,
	(Unaudited)	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$77.51	$68.96	$51.48	$68.35	$57.33	$53.65
Income from investment operations:
Net investment loss(1)	(0.36)	(0.93)	(0.70)	(0.61)	(0.84)	(0.46)
Net realized and unrealized gains (losses) on investments	(1.34)	16.45	20.69	(6.83)	16.46	8.57
Total from investment operations	(1.70)	15.52	19.99	(7.44)	15.62	8.11
Less distributions:
Distributions from net capital gains	(18.13)	(6.97)	(2.51)	(9.43)	(4.60)	(4.43)
Net asset value, end of period	$57.68	$77.51	$68.96	$51.48	$68.35	$57.33
TOTAL RETURN	-4.54%	23.72%	40.26%	-8.58%	28.88%	16.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$70,980	$77,991	$68,718	$58,180	$79,194	$69,494
Ratio of expenses to average net assets, net of reimbursement	1.82%	1.85%	2.00%	2.00%	1.96%	1.97%
Ratio of net expenses to average
net assets, before reimbursement	1.82%	1.85%	2.03%	2.02%	1.96%	1.97%
Ratio of net investment loss to average net assets	(1.09%)	(1.25%)	(1.25%)	(1.16%)	(1.36%)	(0.87%)
Portfolio turnover rate	179%	279%	263%	464%	476%	343%

(1)	Amount calculated based on average shares outstanding through the period.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2022 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company consists of one fund: Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and money market funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at the

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2022, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks*	$63,675,342
	Money Market Funds	2,587,921
	Total Level 1	66,263,263
Level 2—	None	—
Level 3—	Rights	0
	Total	$66,263,263

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of equalization. For the year ended September 30, 2021, the following table shows the reclassifications made:

Capital Stock	Distributable Earnings
$1,187,809	$(1,187,809)

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2021. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2022, open Federal tax years include the tax years ended September 30, 2018 through 2021. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2022, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(i)  Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses and unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(j)  The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an investment advisory agreement (the “agreement”) with the Adviser, to serve as investment adviser. The sole owner of the Adviser is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that the Adviser will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse the Adviser for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2022.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the six months ended March 31, 2022, purchases and proceeds of sales of investment securities (excluding short-term securities) were $128,601,625 and $130,128,034, respectively.  There were no purchases or sales of U.S. Government securities.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022 (Unaudited)

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2021:

Tax cost of investments	$51,674,463
Gross tax unrealized appreciation	$24,221,279
Gross tax unrealized depreciation	(2,494,452)
Net unrealized appreciation/depreciation	21,726,827
Distributable ordinary income	5,523,763
Distributable long-term capital gains	11,966,631
Other accumulated gain (loss)	—
Total distributable earnings	$39,217,221

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the six months ended March 31, 2022 and the year ended September 30, 2021:

Six Months Ended March 31, 2022		Year Ended September 30, 2021
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$5,523,764	$12,467,189	$648,298	$6,117,025

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2021.

As of September 30, 2021, the Fund did not have a post-October capital loss, a late year ordinary loss or a capital loss carryforward.

(6)	Subsequent Events —

Management has evaluated events and transactions after March 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure or recognition in the financial statements is required.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT
(Unaudited)

On November 18, 2022, the Board of Directors of Reynolds Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreement for the Reynolds Fund Blue Chip Growth Fund (the “Fund”) with the investment adviser, Reynolds Capital Management, LLC (the “Adviser”).  As part of the process of approving the continuation of the advisory agreement, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreement and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Fund (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreement; detailed comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreement.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.  The Directors recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

•	A comparison of the fees and expenses of the Fund to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities.  The Directors then discussed with management the nature of the investment process employed by the Adviser and the resources required to implement the process.

Management noted that in employing its strategy, the Adviser conducts research on target companies and engages in ongoing oversight over the portfolio to address developments in the market.  The Directors then discussed staffing at the Adviser, and concluded that the Adviser is sufficiently staffed to meet the investment objectives of the Fund.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

The Directors also considered the background and experience of the portfolio manager and expertise of, and the amount of attention given to the Fund by, the portfolio manager.  In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.  Based on this review, the Directors believe that the Adviser provides high quality services to the Fund, and they noted that their overall confidence in the Adviser is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund.  Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the 15(c) Materials.  The Directors noted that the Fund’s advisory fee and net expense ratio are on the high end of the industry average.  They determined that the research intensive nature of advising the Fund justifies the advisory fee paid to the Adviser, and that taking this into account the advisory fee is within a reasonable range of comparable advisory fees.  The Directors determined that given the small size of the Fund, the net expense ratio is within a reasonable range of comparable ratios.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Adviser for institutional separate accounts and those performed by the Adviser for the Fund.  The Adviser noted that the management of the Fund involves more comprehensive and substantive duties than the management of institutional separate accounts.  Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Fund, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn could service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight.

The Directors concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than the services performed by the Adviser for institutional separate accounts, and that the services performed by the Adviser for the Fund present a higher level of compliance risk to the Adviser.  Based on this determination, the Directors believe that any differential in advisory fees between the Fund and the institutional separate accounts is reasonable, and concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

In addition to the above, the Directors discussed with management the fact that increasingly investors in the Fund invest through brokerage platforms (intermediaries), with fewer investors going directly to the Fund’s transfer agent.  The Directors noted that in connection with the intermediaries, the Adviser absorbs a portion of the fees paid by the Fund for services performed by the intermediaries.  As a result, the cost of obtaining, retaining and servicing shareholders for the Fund is significantly higher than the costs for separately managed accounts.  The Directors concluded that the payment of the intermediary service fees by the Adviser further justify any differential in advisory fees between the Fund and the institutional separate account.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that given the size of the Fund, investment advisory fee breakpoints were not warranted at this time, as the Fund was not recognizing economies of scale.

Costs and Profitability

The Directors discussed the Adviser’s profitability, and the impact of the intermediary service fees on the profitability.  They also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable.

Performance

The Directors discussed the performance of the Fund for different time periods compared both to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Adviser manages the Fund in a manner that is materially consistent with their stated investment objective and style.  The Directors concluded that the Fund’s investment performance is very strong on an absolute basis, and good on a comparable basis as the Fund underperformed the benchmark index on a 1-year period ended September 30, 2021, but outperformed the benchmark index on a 5-year period ended September 30, 2021, and only slightly underperformed the benchmark index on a 10-year period ended September 30, 2021.

Fall-Out Benefits

The Directors then considered other benefits to the Adviser from serving as adviser to the Fund (in addition to the advisory fee).  The Directors noted that the Adviser may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory agreement.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 61.40% of dividends declared and paid during the year ended September 30, 2021 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 60.27% of dividends declared and paid during the year ended September 30, 2021 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was 100.00%.

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REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANK GLOBAL FUND SERVICES
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
FORESIDE FUND SERVICES, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer

Date    May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer